UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                SEPTEMBER 5, 2006
                Date of Report (Date of earliest event reported)

                               EPICEPT CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                     000-51290                52-1841431
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)           Identification No.)

               270 SYLVAN AVENUE
         ENGLEWOOD CLIFFS, NEW JERSEY                                07632
--------------------------------------------------------------------------------
   (Address of principal executive offices)                       (Zip Code)

                                 (201) 894-8980
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01      OTHER EVENTS.

                    On September 5, 2006, EpiCept Corporation, a Delaware
               corporation (the "Registrant"), issued a press release announcing that LidoPAIN(R) SP, a sterile prescription analgesic patch designed to provide sustained topical delivery of lidocaine to a post-surgical or post-traumatic sutured wound, did not meet its co-primary endpoints in a Phase III clinical trial in Europe. LidoPAIN(R) SP had previously achieved positive results in its Phase II trial.

                    The Phase III clinical trial was a randomized, double-blind, placebo-controlled trial of 440 patients who underwent hernia repair surgery. The trial results indicate that LidoPAIN SP did not achieve a statistically significant effect relative to placebo with respect to the primary endpoint of self-assessed pain intensity between 4 and 24 hours. In addition, a statistically significant effect was not achieved in the trial's co-primary endpoint of patient use of "rescue" medications, i.e. systemically-delivered analgesics used to alleviate pain.

                    The Registrant stated that it has initiated an analysis of the trial results to help determine the next steps for the development of the product candidate. The Registrant also announced that it will remain focused on continuing to advance its other pain and cancer product candidates that are currently in late-stage clinical trials.


ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS
               (c) Exhibits

               99.1 Press release of EpiCept Corporation, dated September 5, 2006, announcing that LidoPAIN(R) SP did not meet its co-primary endpoints in a Phase III clinical trial in Europe.


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





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                EPICEPT CORPORATION


                                                /s/ ROBERT W. COOK
                                                --------------------------------
                                                Name:  Robert W. Cook
                                                Title: Chief Financial Officer

Date:  September 7, 2006
















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





                                  EXHIBIT INDEX

EXHIBIT                                  DESCRIPTION
-------                                  -----------

     99.1 Press release of EpiCept Corporation, dated September 5, 2006, announcing that LidoPAIN(R) SP did not meet its co-primary endpoints in a Phase III clinical trial in Europe.


















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